Intangible Asset, Net (Details) - Schedule of Future Estimated Amortization Expenses	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Future Estimated Amortization Expenses [Abstract]
2024	¥ 985,844
2025	985,844
2026	985,844
2027	985,844
2028	985,844
Thereafter	42,802,068
Total	¥ 47,731,288	$ 6,739,137	¥ 48,717,132